EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-21029 of General Motors Corporation on Form S-8 of our report dated June 16, 2000 appearing in this Annual Report on Form 11-K of the Saturn Individual Savings Plan for Represented Members for the year ended December 31, 1999.




/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP


Nashville, Tennessee
June 27, 2000

































                              - 17 -